Affinia Group Inc. Affinia Group Inc. Lender Presentation Lender Presentation Amendment to Senior Secured Credit Facility Amendment to Senior Secured Credit Facility January 27 , 2014 th Exhibit 99.1

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This presentation may contain forward-looking statements reflecting management's beliefs and assumptions regarding future events based on the best available information. Readers are cautioned not to put undue reliance on forward-looking statements as they are not a guarantee of future performance and remain subject to a number of uncertainties and other factors that could cause actual results to differ materially from forecasts. A more detailed description of these uncertainties and risk factors is provided in Affinia’s regular filings with the SEC on Forms 10-Q and 10-K.
Disclosure
Disclosure

Pg. 3 Presenters Presenters Affinia Group Inc. Steve Klueg Senior Vice President and Chief Financial Officer J.P. Morgan Stathis Karanikolaidis Managing Director

Pg. 4 Transaction Overview Stathis Karanikolaidis J.P. Morgan – Managing Director

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Affinia announced on January 22, 2014 the sale of its Global Chassis division to Federal Mogul
Global Chassis is a leading manufacturer of aftermarket chassis components under the brand names Raybestos® and McQuay-Norris®
Affinia will receive $150 million cash proceeds at close
Closing expected to occur shortly after satisfaction of closing conditions, including HSR clearance
Global Chassis represented 12% of revenues and 11% of adjusted EBITDA in the last twelve months ended 9/30/13
Affinia will continue to focus on growing its core business and eliminating corporate costs through consolidation in 2014
Sale of Chassis Division –
Sale of Chassis Division –
Overview and
Overview and
Strategic Rationale
Strategic Rationale

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Summary of Proposed Amendments
Summary of Proposed Amendments
Affinia Group Inc. (the “Company”) is seeking certain amendments to its Term Loan and ABL
Permit the sale of the Chassis business for $150 million
In connection with the amendments, the Company will
Make a $75 million prepayment of the Term Loans (TLB-1 and TLB-2 tranches on a pro rata basis); no Break Funding Payments will be payable
Repay outstanding amounts under the Dana Seller Note
Add a basket for Restricted Payments and a basket for Investments to permit dividends, loans or advances to Affinia Group Holdings Inc. for the purpose of repaying outstanding amounts under the
Dana Seller Note
Aggregate amount of dividends, loans or advances is not to exceed $85 million
Extend the period during which the Company may use proceeds from the sale of its South America business to make loans and advances and to pay dividends from October 25th, 2014 to April 25th,
2015
Permit deferral of first Excess Cash Flow sweep payment, which will be based on the LTM period ending June 30, 2014, for six months from the current due date credit agreements

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Proposed Amendments –
Proposed Amendments –
Voting and Fees
Voting and Fees
Voting
Approval of the proposed amendments is subject to a vote by Term Loan lenders and ABL lenders
Approval requires a majority of Term Loan lenders and a majority of ABL lenders to consent
Fees
15 bps to consenting Term Loan lenders
7.5 bps to consenting ABL lenders

Sources ($mm) Uses ($mm)
Proceeds from Chassis sale $150 Repay existing Term Loan B tranches $75
Cash on balance sheet 86 Repay Dana seller note 50
Cash remaining on balance sheet 108
Estimated fees and expenses 3
Total sources
$236
Total uses
$236
Sources, Uses and Pro Forma Capitalization
Sources, Uses and Pro Forma Capitalization
Sources and Uses
Pro Forma Capitalization Table
($ in millions)
($ in millions)
1
Based on LTM 9/30/13 Adj. EBITDA of $185 million, including the Chassis business
2
Based on Pro Forma LTM 9/30/13 Adj. EBITDA of $164 million, excluding the Chassis business
3
Debt of Affinia Group Holdings, Inc.; a subordinated 12.5% payment in kind note which matures on November 30, 2019. Actual amount of Dana Seller Note paydown could differ based on capacity for Restricted Payments as of 12/31/13 in the 7.75% senior notes
Existing Pro forma
Capitalization 9/30/2013 x EBITDA¹ Adjustments 9/30/2013 xEBITDA²
Cash $86 $22 $108
$175mm ABL R/C 0 0
Term loan B-1 200 (22) 177
Term loan B-2 469 (53) 416
Total senior secured debt $668 3.6x $593 3.6x
7.75% senior notes 250 250
Other 22 22
Total debt through the OpCo $941 5.1x $866 5.3x
Total net debt through the OpCo $855 4.6x $758 4.6x
Dana seller note³ 77 (50) 27
Total debt through the HoldCo $1,018 5.5x $893 5.4x
Total net debt through the HoldCo $932 5.0x $785 4.8x
Cash interest coverage 3.6x 3.4x
1
Actual amount of Dana Seller Note paydown could differ based on capacity for Restricted Payments as of 12/31/13 in the 7.75% senior notes
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Key Date
Amendment Timeline
Amendment Timeline
S M T W T F S
1 2 3 4
5 6 7 8 9 10 11
12 13 14 15 16 17 18
19 20 21 22 23 24 25
26 27 28 29 30 31
January 2014
S M T W T F S
1
2 3 4 5 6 7 8
9 10 11 12 13 14 15
16 17 18 19 20 21 22
23 24 25 26 27 28
February 2014
Key Events Date
Lender Conference Call January 27
Lender consents due February 3
th
rd

Pg. 10 Business update Steve Klueg Senior Vice President and Chief Financial Officer

Global low-cost manufacturing and distribution footprint
Key Investment Highlights
Key Investment Highlights
Leading market positions and highly regarded aftermarket brands
Long-standing customer relationships
Strong operating efficiency and cash flow generation:
Exposure to favorable aftermarket trends
12.4% LTM Adj. EBITDA margin
$141 million LTM Adj. EBITDA less CapEx
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Affinia Group -
Affinia Group -
Business Update
Business Update
Global Filtration Update 9/30/13 Pro Forma LTM Revenue by Division
9/30/13 Pro Forma LTM Adj. EBITDA by Division
Filtration
66%
South
America
34%
Affinia South America (“ASA”) Update
Affinia announced in October 2013 plans to relocate its Ann Arbor, MI corporate headquarters to Gastonia, NC, where its Global Filtration Group is headquartered
Transition to occur in phases during 2014
Company Headquarters
Total: $1.3 billion
Global Filtration sales grew 6.6% to $877 million in the LTM period ending
9/30/2013 in comparison to the corresponding period in 2012
Increased sales from European operations
Increased sales in Venezuela
ASA sales grew 2.5% to $447 million in the LTM period ending 9/30/2013 in comparison to the corresponding period in 2012
Driven by Pellegrino, the Brazilian distribution arm, which grew at
5.1% in the LTM period ending 9/30/2013
Pellegrino has grown 132% since 2005 and holds the #2 market position in Brazilian aftermarket parts distribution
Filtration
80%
South
America
20%
Total: $164 million
Note: % of total excludes unallocated corporate expenses
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Pg. 13 Financial Overview Steve Klueg Senior Vice President and Chief Financial Officer

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Pro Forma Financial Performance
Pro Forma Financial Performance
NET SALES GROSS PROFIT & MARGIN
ADJUSTED EBITDA & MARGIN
($ in millions)     ($ in millions)    ($ in millions)
$1,259
$1,323
2012A LTM 9/30/13
$157
$164
12.4% 12.4%
2012A LTM 9/30/13
$292
$310
23.2%
23.4%
2012A LTM 9/30/13
CAPITAL EXPENDITURES ADJUSTED EBITDA LESS CAPEX
($ in millions)     ($ in millions)
$17
$23
2012A LTM 9/30/13
$140
$141
2012A LTM 9/30/13
Note: All figures exclude results from Chassis segment

Pro Forma LTM EBITDA Bridge
Pro Forma LTM EBITDA Bridge
LTM Adjusted EBITDA Bridge
($ in millions)
Note: All figures exclude results from Chassis segment
$124.5
$4.7
$19.0
$14.5
$164.0
$1.3
LTM 9/30/13 Reported
EBITDA
Venezuela Devaluation Non-Recurring Costs Call Premium
Restructuring LTM 9/30/13 Adj.EBITDA
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Venezuela Devaluation: This comprises the devaluation impact of adopting hyper-inflationary accounting principles by the Company’s Venezuelan subsidiary in 2012, followed by the devaluation of the currency in 2013
Non-Recurring Costs: Transaction costs, strategic consulting costs, executive compensation costs related to transition, environmental costs and establishment of legal reserves
Call Premium: Call premium paid to retire bonds in the April 2013 recapitalization transaction
Restructuring: Business restructuring expenses, excluding charges related to Global Chassis

Credit Metrics and Liquidity Profile
Credit Metrics and Liquidity Profile
INTEREST COVERAGE (LTM ADJ. EBITDA / CASH INTEREST)
($ in millions)
($ in millions)
OPCO NET LEVERAGE (TOTAL OPCO NET DEBT / LTM ADJ. EBITDA)
Note: LTM EBITDA divided by annualized cash interest on ending debt balance. Cash interest excludes amortization of OID and financing fees
Pro Forma for April 2013 recapitalization transaction
Pro Forma for sale of Global Chassis division and proposed debt paydown
Note: Ending debt balance divided by LTM EBITDA. Net leverage is net of all cash and cash equivalents
Pro Forma for April 2013 recapitalization transaction
Pro Forma for sale of Global Chassis division and proposed debt paydown
($ in millions)
LTM Liquidity
$103
$121
$125
$124
$70
$51
$60
$55
$86
$108
Dec-2012 Mar-2013 Jun-2013 Sep-2013 Sep-2013PF
$181 $180
$210
ABL R/C
Outstanding:
$0 $0 $0 $0
$154
$0
$178
Note: All figures exclude results from Chassis segment; ABL availability is based on Inventory and Accounts Receivable levels
5.0x
4.7x
4.6x
4.6x
3.5x
3.7x
3.6x
3.4x
6/30/2013 9/30/2013
3/31/13 PF¹
6/30/2013 9/30/2013
2
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9/30/13 PF 2
9/30/13 PF
3/31/13 PF¹
ABL availability Cash
1
2
1
2

Pg. 17 Questions & Answers

Pg. 18 Appendix

Organizational Structure
Organizational Structure
Note: Debt balances reflect amounts outstanding as of 9/30/2013
OMERS Administration Corporation (“OMERS”), formerly known as Ontario Municipal Employees Retirement Board
2
Affinia Group Organizational Structure
Cypress
OMERS , Co-investors &
Management/
Directors²
Affinia Group Holdings Inc.
(Non-guarantor)
Affinia Group
Intermediate Holdings Inc.
(Guarantor)
Affinia Group Inc.
(Borrower)
$175 million ABL Revolver
$200 million Term Loan B-1
$469 million Term Loan B-2
$250 million Unsecured Notes
60.9% 39.1%
Guarantor subsidiary
Various Foreign Subsidiaries
(Non-guarantors)
US Wholly-Owned Subsidiaries
(Guarantors)
Affinia Canada GP Corp Affinia Products Corp LLC Wix Filtration Corp LLC
$20 million Revolver in Poland
$2 million China Operations
Affinia International Inc.
Automotive Brake Company
Inc.
Affinia International Holdings
Corp.
$77 Dana Seller Note
Includes current and former management and directors
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